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        SECURITIES AND EXCHANGE COMMISSION
              WASHINGTON, D.C.   20549


                      FORM 8-K


                   CURRENT REPORT


         PURSUANT TO SECTION 13 OR 15(d) OF
        THE SECURITIES EXCHANGE ACT OF  1934


      Date of report (Date of earliest event reported):
                     December 10, 1999




                 NewSouth Bancorp, Inc.
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    (Exact Name of Registrant as Specified in Charter)



      Virginia                0-22219            56-1999749
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(State or Other             (Commission      (I.R.S. Employer
Jurisdiction of             File Number)     Identification No.)
Incorporation)


      1311 Carolina Avenue, Washington, North Carolina  27889
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       (Address of Principal Executive Offices) (Zip Code)



         Registrant's telephone number, including area code:
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                         (252) 946-4178



                         Not applicable
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 (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS
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     On December 10, 1999, First South Bank ("First South" or
the "Bank"), a wholly owned subsidiary of NewSouth Bancorp, Inc. (the "Registrant"), announced that it had reached agreement with Centura Bank and Triangle Bank for the Bank to acquire five branch offices of Triangle Bank located in Rocky Mount, North Carolina and one branch office located in Tarboro, North Carolina. The agreement calls for First South to assume the deposit liabilities and purchase certain other assets of the six branch offices. These branches had total deposits of approximately $147 million at October 31, 1999. Five of the six branch offices are expected to become branch offices of the Bank, while one of the branch offices is expected to be closed with the deposits and loans to be serviced out of a nearby existing First South branch office. The acquisition of these branches is subject to regulatory approval and certain other conditions. The transaction is expected to be completed in the first quarter of 2000.

     For more information, reference is made to the Purchase and Assumption Agreement Among Centura Bank, Triangle Bank and First South Bank, dated December 10, 1999, attached hereto as Exhibit 2.1, and to the press release of NewSouth Bancorp, Inc. dated December 10, 1999, which is attached hereto as Exhibit 99.1, both of which are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS
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The following exhibits are filed herewith.

     (a)  Exhibits:

     2.1  Purchase and Assumption Agreement Among
          Centura Bank, Triangle Bank and First South Bank, dated December 10, 1999

      The following is a list identifying the contents of all omitted exhibits in Exhibit 2.1:

   Exhibit No.   Description
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      I          List of Banking Centers to Be Purchased by
                 First South Bank
      1.1(a)(2)  Personal Property/Fixed Assets
      1.1(a)(3)  Equipment Leases
      1.1(b)     List of Excluded Assets
      1.2(a)(2)  Deposit Accounts for Which No Premiums Will Be
                 Paid
      1.2(b)     Assignable Operating Contracts
      1.3(a)     Summary of Deposit Liabilities
      1.3(b)     Summary of Loans
      1.4(k)     Power of Attorney
      1.6(c)     Severance Benefits for Employees in Banking
                 Centers Owned by Triangle Bank
      2.2(b)(2)  Form of Bill of Sale
      2.2(b)(3) Form of Assignment and Assumption Agreement 2.2(b)(14) Form of Closing Statement
      4.7(b)     Claims and Demands Relating to Real Property
      4.9        Loan Exception Disclosures

      The Registrant agrees to furnish supplementally a copy of any omitted exhibit to the Commission upon request.

         99.1   Press Release dated December 10, 1999








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                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                             NEWSOUTH BANCORP, INC.



                             By:/s/ Thomas A. Vann
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                                Thomas A. Vann
Date: December 22, 1999         President